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                                 PROMISSORY NOTE


$3,000,000.00               Monterey Park, California             June 28, 2006


FOR VALUE RECEIVED, MENDOCINO BREWING COMPANY, INC., a California corporation ("Borrower"), promises to pay to GRAND PACIFIC FINANCING CORPORATION, a California corporation ("Lender"), or its order, at its office located at 1255 Corporate Center Dive, Suite PH10, Monterey Park, California 91754, or at such other place as the holder hereof may designate, in lawful money of the United States of America, the principal sum of Three Million and No/100 Dollars ($3,000,000.00), or so much thereof as shall have been advanced and is outstanding together with interest, on the outstanding principal balance, until paid in full in accordance with the terms, conditions and provisions as hereinafter set forth in this Promissory Note (this "Note").

SECURITY INSTRUMENTS. This Note is the "Note" as defined in that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and/or that certain Loan Agreement (collectively, the "Security Instruments") of even date herewith, entered into by and between Borrower and Lender, as they may be amended from time to time, and is subject to all of the terms and conditions thereof. All terms not defined herein shall have the same meaning as in the Security Instruments. In the event of a conflict between the terms of this Note and the Security Instruments, the terms of this Note shall prevail.

INTEREST RATE. Interest on the outstanding principal balance of this Note shall be computed and calculated based upon a three hundred sixty (360)-day year for the actual number of days elapsed and shall accrue at the per annum rate (the "Note Rate") of one and three-quarters of one percent (1.75%) over "The Wall Street Journal Prime Rate," as the rate may change from time to time. "The Wall Street Journal Prime Rate" is and shall mean the variable rate of interest, on a per annum basis, which is announced and/or published in the Money Rates section of THE WALL STREET JOURNAL from time to time as its prime rate. The Note Rate shall be redetermined whenever The Wall Street Journal Prime Rate changes. Borrower understands and acknowledges that The Wall Street Journal Prime Rate is one of Lender's base rates and only serves as a basis upon which effective rates of interest are calculated for loans making reference thereto and may not be the lowest of Lender's base rates. If The Wall Street Journal Prime Rate becomes unavailable during the term of this Note, Lender may designate a substitute index after notice to Borrower.

PRINCIPAL AND INTEREST PAYMENTS. Commencing on August 1, 2006 ("Commencement Date"), and continuing on the same day of each and every calendar month thereafter until the Maturity Date (as hereinafter defined), Borrower shall pay to Lender a monthly installment payment of principal and interest in an amount equal to the then outstanding principal balance under this Note amortized over a twenty-five (25) year term based upon the Note Rate calculated in accordance with Lender's policies and practices in effect for loans of this type. Each time there is a change in the Note Rate, the amount of the monthly installment of principal and interest payment shall be adjusted to an amount which will result in the full

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payment of the then outstanding balance of this Note at the Note Rate within twenty-five (25) years from the Commencement Date.

Upon the Maturity Date, the entire outstanding principal balance due together with accrued and unpaid interest thereon and all other amounts due under this Note, Security Instruments and any other Loan Documents shall become due and payable in full.

All payments due hereunder, including payments of principal and/or interest, shall be made to Lender in United States Dollars and shall be in the form of immediately available funds acceptable to the holder of this Note.

APPLICATION OF PAYMENTS. All payments received by Lender from, or for the account of Borrower, due hereunder shall be applied by Lender, in its sole and absolute discretion, in the following manner, or in any other order or manner as Lender chooses:

        a.      First. To pay any and all interest due, owing and accrued;

        b.      Second. To pay the outstanding principal balance of this Note ;
and

        c. Third. To pay any and all costs, advances, expenses or fees due, owing and, payable to Lender, or paid or incurred by Lender, arising from or out of this Note, the Security Instruments, Loan Agreement and any other Loan Documents.

All records of payments received by Lender shall be maintained at Lender's office, and the records of Lender shall, absent manifest error, constitute prima facie evidence of the matters reflected therein. The failure of Lender to record any payment or expense shall not limit or otherwise affect the obligations of Borrower under this Note.

MATURITY DATE. On June __, 2011 ("Maturity Date"), the entire unpaid principal balance, and all unpaid accrued interest thereon, shall be due and payable without demand or notice. In the event that Borrower does not pay this Note in full on the Maturity Date then, as of the Maturity Date and thereafter until paid in full, the interest accruing on the outstanding principal balance hereunder shall be computed, calculated and accrued on a daily basis at the Default Rate (as hereinafter defined).

NO OFFSETS OR DEDUCTIONS. All payments under this Note shall be made by Borrower without any offset, decrease, reduction or deduction of any kind or nature whatsoever, including, but not limited to, any decrease, reduction or deduction for, or on account of, any offset, present or future taxes, present or future reserves, imposts or duties of any kind or nature, that are imposed or levied by or on behalf of any government or taxing agency, body or authority by or for any municipality, state or country. If at any time, present or future, Lender shall be compelled by any law, rule, regulation or any other such requirement which on its face or by its application requires or establishes reserves, or payment, deduction or withholding of taxes, imposts or duties to act such that it causes or results in a decrease, reduction or deduction (as described above) in payment received by Lender, then Borrower shall pay to Lender such additional amounts, as Lender shall deem necessary and appropriate, such that every payment

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received under this Note, after such decrease, reserve, reduction, deduction, payment or required withholding, shall not be reduced in any manner whatsoever.

DEFAULT. An Event of Default under the Security Instruments shall constitute a default under this Note (hereinafter "Default").

Upon the occurrence of a Default hereunder, Lender may, in its sole and absolute discretion, declare the entire unpaid principal balance, together with all accrued and unpaid interest thereon, and all other amounts and payments due hereunder or under the Loan Documents, immediately due and payable, without notice or demand.

PREPAYMENT. Except as otherwise provided therein, Borrower shall have the right at any time following seven (7) calendar days prior written notice to Lender, to prepay any portion of the principal amount. During the first thirty-six (36) full calendar months after the date of this Note, Borrower shall be required to pay to Lender, as and for a prepayment premium, the Prepayment Fee (as hereinafter defined). The prepayment amount due on the prepayment date shall equal the SUM of: (i) all unpaid late payment processing fees and unreimbursed costs and expenses then outstanding; PLUS (ii) all accrued and unpaid interest as of the prepayment date; PLUS (iii) the principal amount of the Loan being prepaid, PLUS (iv) the Prepayment Fee. The "Prepayment Fee" shall be a fixed percentage of the outstanding principal balance of this Note being prepaid equal to the product obtained by multiplying the outstanding principal balance of this Note being prepaid as of the prepayment date by the applicable percentage set forth below, depending on the length of time between the date of this Note and the date when the prepayment will be made:

    IF PREPAYMENT OCCURS DURING                   THE PERCENTAGE MULTIPLIER IS
                                                  ----------------------------
    THE FOLLOWING PERIODS:
    ----------------------

    From the date of this Note until the end                     3%
    of the 12th full calendar month after
    the date of this Note.

    From the beginning of the 13th full                          2%
    calendar month after the date of this
    Note until the end of the 24th full calendar month after the date of this Note.

    From the beginning of the 25th full                          1%
    calendar month after the date of this
    Note until the end of the 36th full calendar month after the date of this Note.


THE PREPAYMENT FEE SHALL APPLY NOT ONLY IN THE CASE OF VOLUNTARY PREPAYMENT, BUT ALSO IN THE EVENT THAT THIS NOTE BECOMES DUE AND PAYABLE IN FULL BY REASON OF ACCELERATION UPON THE OCCURRENCE OF A DEFAULT OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, UPON

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OCCURRENCE OF A TRANSFER OF THE PROPERTY SECURING THE SECURITY INSTRUMENTS,
WHETHER VOLUNTARILY OR INVOLUNTARILY OR OTHERWISE. In such case, the Prepayment Fee shall be calculated as of the date of the Default or other event or condition triggering acceleration, and until paid in full shall accrue interest at the Default Rate. Whether prepayment is voluntary or involuntary, in no event shall the amount of the Prepayment Fee or the method of calculating the Prepayment Fee result in a reduction of the outstanding principal balance, accrued and unpaid interest or other amounts due as of the date of prepayment. Absent material and manifest error, Lender's determination of the Prepayment Fee shall be binding and conclusive on Borrower and anyone else having an interest in the determination.

ANY SUCH PREPAYMENT SHALL NOT RESULT IN A REAMORTIZATION, DEFERRAL, POSTPONEMENT, SUSPENSION OR WAIVER OF ANY AND ALL OTHER PAYMENTS DUE UNDER THIS NOTE.

Pursuant to California Civil Code Section 2954.10, Borrower has initialed this provision of the Note expressly waiving the right to prepay the Note except as expressly permitted herein.

                                  ------------
                                    Initials

DEFAULT RATE. From and after the occurrence of any Default in this Note whether by non-payment, maturity, acceleration, non-performance or otherwise, and until such Default has been cured, all outstanding amounts under this Note (including, but not limited to, interest, costs and late charges) shall bear interest at a per annum rate ("Default Rate") equal to five percent (5%) over the Note Rate.

LATE CHARGES. Time is of the essence for all payments and other obligations due under this Note. Borrower acknowledges that if any payment required under this
Note is not received by Lender within ten (10) calendar days no later than 12:00 p.m. Noon (Pacific Standard Time) from the date the same becomes due and payable, Lender will incur extra administrative expenses (i.e., in addition to expenses incident to receipt of timely payment) and the loss of the use of funds in connection with the delinquency in payment. Because, from the nature of the case, the actual damages suffered by Lender by reason of such administrative expenses and loss of the use of funds would be impracticable or extremely difficult to ascertain, Borrower agrees that five percent (5%) of the amount of the delinquent payment shall be the amount of damages which Lender is entitled to receive upon Borrower's failure to make a payment of principal or interest when due, in compensation therefor. Therefore, Borrower shall, in such event, without further demand or notice, pay to Lender, as Lender's monetary recovery for such extra administrative expenses and loss of use of funds, liquidated damages in the amount of five percent (5%) of the amount of the delinquent payment. The provisions of this paragraph are intended to govern only the determination of damages in the event of a breach in the performance of Borrower to make timely payments hereunder. Nothing in this Note shall be construed as in any way giving Borrower the right, express or implied, to fail to make timely payments hereunder, whether upon payment of such damages or otherwise. The right of Lender to receive payment of such liquidated and actual damages, and receipt thereof, are without prejudice to the right of Lender to collect such delinquent payments and any other amounts

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provided to be paid hereunder or under any of the Loan Documents, or to declare a default hereunder or under any of the Loan Documents.

SECURITY AND ACCELERATION. This Note is secured by, among other things, the Security Instruments. The Security Instrument contains, among other provisions, a provision for the immediate acceleration of this Note upon the occurrence of any Default hereunder, any event of default under the Security Instruments, or upon any sale, transfer, conveyance, encumbrance and/or alienation of Borrower's right, title or interest (or any portion thereof) in the real or personal property described in the Security Instruments. Reference is made to the Security Instruments for the specific provisions thereof.

COSTS AND EXPENSES. Borrower hereby agrees to pay any and all costs or expenses paid or incurred by Lender by reason of, as a result of, or in connection with this Note, the Security Instruments or any other Loan Documents, including, but not limited to, any and all attorneys' fees and related costs, whether such costs or expenses are paid or incurred in connection with the enforcement of this Note, the Security Instruments and the Loan Documents, or any of them, the protection or preservation of the collateral or security for this Note or any other rights, remedies or interests of Lender, whether or not suit is filed. Borrower's agreement to pay any and all such costs and expenses includes, but is not limited to, costs and expenses incurred in or in connection with any bankruptcy proceeding, in enforcing any judgment obtained by Lender and in connection with any and all appeals therefrom, and in connection with the monitoring of any bankruptcy proceeding and its effect on Lender's rights and claims for recovery of the amounts due hereunder, any proceeding concerning relief from the automatic stay, use of cash collateral, approval of a disclosure statement or confirmation of, or objections to confirmation of, any plan of reorganization. All such costs and expenses are immediately due and payable to Lender by Borrower whether or not demand therefor is made by Lender.

WAIVERS. Borrower hereby waives grace, diligence, presentment, demand, notice of demand, dishonor, notice of dishonor, protest, notice of protest, any and all exemption rights against the indebtedness evidenced by this Note and the right to plead any statute of limitations as a defense to the repayment of all or any portion of this Note, and interest thereon, to the fullest extent allowed by law, and all compensation of cross-demands pursuant to CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 431.70. No delay, omission or failure on the part of Lender in exercising any right or remedy hereunder shall operate as a waiver of such right or remedy or any other right or remedy of Lender.

MAXIMUM LEGAL RATE. This Note is subject to the express condition that at no time shall Borrower be obligated, or required, to pay interest on the principal balance at a rate which could subject Lender to either civil or criminal liability as a result of such rate being in excess of the maximum rate which Lender is permitted to charge. If, by the terms of this Note, Borrower is, at any time, required or obligated to pay interest on the principal balance at a rate in excess of such maximum rate, then the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and any portion of all prior interest payments in excess of such maximum rate shall be applied, or shall retroactively be deemed to have been payments made, in reduction of the principal balance, as the case may be.

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AMENDMENT; GOVERNING LAW; JURISDICTION. This Note may be amended, changed, modified, terminated or canceled only by a written agreement signed by the party against whom enforcement is sought for any such action. This Note shall be governed by, and construed under, the laws of the State of California. Borrower hereby irrevocably submits to the jurisdiction of the state court or federal court in any action, suit or proceeding brought against Borrower under or in connection with this Note or any of the other Security Instruments, and hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of forum non convenience.

AUTHORITY. Borrower, and each person executing this Note on Borrower's behalf, hereby represents and warrants to Lender that, by its execution below, Borrower has the full power, authority and legal right to execute and deliver this Note and that the indebtedness evidenced hereby constitutes a valid and binding obligation of Borrower without exception or limitation. In the event that this
Note is executed by more than one person or entity, the liability hereunder shall be joint and several.

BIFURCATION. Without consent or notice, Lender may assign to one or more banks or other entities all or a portion of its rights under this Note. In the event of an assignment of all of its rights, Lender may transfer this Note to the assignee. In the event of an assignment of a portion of its rights under this Note, Lender shall deliver to Borrower a new note to the order of the assignee in an amount equal to the principal amount assigned to the assignee and a new note to the order of Lender in an amount equal to the principal amount retained by Lender (collectively, the "New Notes"). Such New Notes shall be in the aggregate face amount equal to the original face amount of this Note, shall be dated the effective date of the assignment and otherwise shall be substantially identical to this Note. Upon receipt of the New Notes from Lender, Borrower shall execute such New Notes and, if requested by Lender, a splitter and/or a modification of the Security Instruments, in form and substance reasonably satisfactory to Lender, and at the expense of Borrower, promptly deliver such New Notes and splitter and/or modification of the Security Instruments to Lender. Upon receipt of the executed New Notes from Borrower, Lender shall cancel this Note to Borrower. Lender and the assignee shall make all appropriate adjustments in payments under this Note for periods prior to such effective date directly between themselves. In the event of an assignment of all or any portion of its rights hereunder, Lender may transfer and deliver all or any of the property then held by it as security under the Security Instruments and the assignee shall thereupon become vested with all the powers and rights therein given to Lender with respect thereto. After any such assignment or transfer, Lender shall be forever relieved and fully discharged from any liability or responsibility in the matter, and Lender shall retain all rights and powers hereby given with respect to property not so transferred. Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights under this Note; provided, however, that unless notified otherwise by the assignee of the New Note, Lender shall remain the holder of this Note and accordingly Borrower shall continue to deal solely and directly with Lender in connection with Lender's rights under this Note. Lender, or the assignee of a New Note, may, in connection with any assignment or participation or proposed assignment or proposed participation, disclose to the assignee or participant or proposed assignee or proposed participant any information relating to Borrower furnished to Lender by or on behalf of Borrower.

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        IN WITNESS WHEREOF, Borrower has executed this Note as of the day and year first above written.

BORROWER:

MENDOCINO BREWING COMPANY, INC.,
a California corporation

By: ___________________________
Name: Yashpal Singh
Its: President

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